UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Datalink Corporation

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Insight Enterprises, Inc.

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Filed by Insight Enterprises, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Datalink Corporation

Commission File No.: 0-29758

Explanatory Note

The attached transcript was posted with a video in which it was read on Insight Enterprises, Inc.’s website on November 7, 2016 announcing the definitive agreement to acquire Datalink Corporation.

Ken Lamneck: Today, we are announcing that Insight has entered into a definitive agreement to acquire Datalink and merge our two organizations. The closing is expected to occur in the first quarter of 2017 (subject to regulatory approvals and closing conditions).

DataLink’s data center sales and services platform and expertise provide us with an opportunity to expand our capabilities to help businesses run smarter. They have a broad geographic reach, extensive data center service offerings and strong partnerships with the key partners like Cisco, NetApp, Veritas, VMware, Palo Alto Networks and many more key industry partners.

We believe this new relationship creates tremendous scale for Insight. DataLink’s strong Professional, Consulting, Managed and One Call™ support services are a tremendous addition to Insight’s Services portfolio.

In addition, DataLink has a unique, world-class set of data center capabilities, storage expertise, services offerings, and talented architects and technical resources that add deep dimension to the offerings Insight provides to our clients.

Because this is a combination of two publicly traded companies, there is a formal process we have to follow to communicate about the transition starting today through the closing.

On behalf of Insight, we are excited about the meaningful connection this creates for our companies and the many opportunities on the horizon.

Paul Lidsky: I’d like to echo Ken’s comments. Today’s news is just the beginning of an exciting opportunity for our team to bring our data center expertise to an even broader client base that spans the globe.

We’re looking forward to engaging with a team that has built best practices around the entire IT lifecycle using best-in-class tools and talent and a very broad set of services capabilities. Combined, our collective offering is what clients need to transform their IT.

Taking a step back, our organizations are well aligned to deliver on a very similar mission. Where we commit ourselves to help our customers increase the business impact of the data center, Insight’s purpose is to help businesses run smarter.

On behalf of all of us at DataLink, we are excited to join the Insight team.

Steve Dodenhoff: When we say we are an Intelligent Technology Solutions™ provider, it is indicative of our deep partnerships with clients and partners, our strategic technologies and robust offerings, and our talented team. That’s why today’s announcement about Insight and DataLink’s agreement to merge together is important: DataLink brings the same things to the table.

Shawn O’Grady: Yes, Steve, Insight’s global solutions, its industry-leading e-commerce and IT tools and platforms, broad services delivery team and its deep relationships with partners, many of which are additive to those we currently have, will complement our differentiated data center expertise to create one of the strongest Intelligent Technology Solutions™ portfolios in the industry. It’s a competitive edge for our teams and allows us to offer a more comprehensive set of solutions to our clients.

Steve Dodenhoff: Game-changing transformation of technology environments in businesses of all shapes and sizes gives us significant opportunities to provide Intelligent Technology Solutions™ — solutions that help businesses run smarter. While Insight’s heritage in software, hardware and related services has served us well, the data center has become a cornerstone of strategic investments across all enterprises — and it’s a trend that’s likely to continue. This marketplace reality is one of many reasons we are embarking on a path that will bring together DataLink and Insight.

Shawn O’Grady: It’s true. Adding the strength of our platform to Insight’s current offerings will position the combined company to solve complex business problems for our expanded footprint of clients, giving us additional opportunities to help more organizations transform their IT.

Steve Dodenhoff: DataLink’s unique strength in the data center is an outstanding complement to the existing capabilities Insight offers. We’re thrilled to join forces with DataLink. This is truly an opportunity to make 1+1=3 and grow substantial opportunities for clients, partners and all of our teammates.

Shawn O’Grady: We know that Insight and DataLink have similar growth-related goals and cultures that align well. These are some of the reasons we know that joining forces will create a more powerful IT solutions provider. Over the next several months, we will have time to get to know each other and further understand each other’s capabilities and expertise, and how to maximize our collective strengths.

Steve Dodenhoff: And Shawn, our values of hunger, heart and harmony will be the cornerstone of our joint mission to grow together and serve our clients. We’re committed to making sure the communications in this process reflect that.

Shawn O’Grady: In our new relationship, we will be working to preserve, protect and enhance the DataLink data center solutions platform and align our organizations to be effective for clients and teammates.

Steve Dodenhoff: Following the closing, Shawn will retain day-to-day leadership of DataLink and will report to me, working side by side with my team in shaping the future of our joint organization, with the intent to find ideal alignment to support our comprehensive service offerings together. Prior to closing, both Insight and DataLink will continue to operate separately and in the ordinary course.

Shawn O’Grady: While there’s always change to be expected with these kinds of announcements, it’s important that it’s “business as usual” for our customers. DataLink will continue to focus on providing customized next-generation data center solutions to midsize and enterprise companies, helping them transform their technology, operations and service delivery to meet business challenges. Concurrently, we will work with Insight to develop a joint growth strategy going forward.

Steve Dodenhoff: Insight and DataLink will have a broad set of services capabilities that represent some of the most significant depth of talent and service offerings in the channel.

Ken Lamneck: There’s the potential for dramatic scale in this relationship and an opportunity to become a truly significant force in data center solutions, together. It really is an exciting time for our organizations. There will be much more to communicate to all of you in the coming weeks and months. We look forward to discussing the opportunities of this new relationship in the future.

Paul Lidsky: On behalf of our leadership team, I can say we are all looking forward to what’s ahead for our organization. There will be much more to communicate to all of you in the coming weeks and months, and we’ll do so in as timely a manner as possible. Most of the questions you have will be answered as teams from Insight and DataLink work together over the next 90 to 120 days to design integrated back-office systems and work to find ways to allow Insight and DataLink to leverage the skills of each other’s organizations. During this period, we’ll also be seeking approval from our shareholders to move forward with the transaction.

Suffice it to say, Insight shares our confidence in our future, and we believe they will help us build on our leadership position and deliver enhanced value to all of our customers.

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Datalink by Insight. In connection with the proposed acquisition, Insight and Datalink intend to file relevant materials with the SEC including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each stakeholder entitled to a vote at the special meeting relating to the transaction. Stockholders of Datalink are urged to read all relevant documents filed with the SEC including Datalink’s proxy statement because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain documents free of charge at the SEC’s website: http://www.sec.gov[sec.gov] and Datalink’s stakeholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Datalink. Such documents are not currently available. Insight and its directors and executive officers and Datalink and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Datalink common stock in respect of the proposed transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders which was filed with the SEC on April 5, 2016. Information about the directors and executive officers of Datalink is set forth in the proxy statement for Datalink’s 2016 Annual Meeting of Stockholders which was filed with the SEC on April 15, 2016. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The following information was posted on Insight Enterprises, Inc.’s website on November 7, 2016.

Insight announces definitive agreement to acquire Datalink

A message from Ken Lamneck

Today, I am very pleased to announce that Insight and Datalink will join forces to offer exceptional choice and expertise in data center solutions as one of the most well-rounded IT service offerings in the channel. Datalink is a publicly traded company with annual revenues of approximately $771 million.

Insight has reached a definitive agreement to acquire Datalink and merge our companies. The closing is expected to occur in the first quarter of 2017 (subject to regulatory approvals and closing conditions). This exciting news showcases our commitment to position our teams to offer Intelligent Technology Solutions™ to clients globally.

This merger will bring Insight’s 6,000 global teammates together with Datalink’s 575 employees. The intention is to keep Datalink generally intact and leverage its highly successful data center platform, as well as architecture and consulting expertise — creating a powerful depth of talent in the channel.

Benefits and FAQ

What was announced?

Insight Enterprises (Nasdaq:NSIT), an Intelligent Technology Solutions™ provider (“Insight” or “The Company”), and Datalink Corporation (Nasdaq:DTLK), a leading provider of IT services and enterprise data center solutions (“Datalink”), have entered into a definitive merger agreement under which Insight will acquire Datalink.

Who is Datalink?

Datalink is a complete data center services and solutions provider, committed to transforming data centers to become more efficient, manageable and responsive to changing business needs. Its commitment to client outcomes and progressive culture are in line with Insight’s purpose to make meaningful connections to help businesses run smarter.

What are the terms of this transaction?

Insight will acquire Datalink for $11.25 per share in cash. The transaction is valued at approximately $196 million (net of cash and debt acquired) and represents a premium of 19% to Datalink’s closing share price on Nov., 2016.

What are the key benefits for clients?

•	Datalink’s services offerings are additive to Insight’s current expertise and will grow our services scale. Datalink’s strong professional, consulting, managed and OneCallSM support services are a tremendous addition to the Insight services capabilities and will be of benefit to our clients.

•	Datalink’s data center platform and expertise, broad geographic representation and services portfolio will provide significant scale to Insight’s current data center and services offerings.

What are the key benefits for partners?

•	Datalink has a stellar reputation, solid financial performance, strong leadership and sales teams, and a progressive culture that aligns with Insight’s purpose to make meaningful connections to help businesses run smarter.

•	Insight and Datalink share many of the same solid partner relationships, which gives us a collective ability to strengthen our offerings around those key relationships and help connect clients to a smarter way of doing business.

When will this transaction close?

The transaction is expected to close in the first quarter of 2017, subject to closing conditions and regulatory approvals, as well as approval by Datalink’s shareholders.

Closing CTA

For additional details, please refer to Insight’s Investor Relations site.

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached Frequently Asked Questions were sent to Datalink Corporation employees on November 7, 2016.

Datalink FAQs – Announcement Day

Welcome to Insight! We are excited to have you join our team. We know you won’t officially become Insight teammates until after the transaction closes, but we want to answer some of your questions immediately and hopefully alleviate some uncertainty you may be feeling.

We’re sure you have a number of questions, and we are committed to providing as many answers as we can while Insight and Datalink leadership work through finalizing the details of this transition. In the meantime, we’ve anticipated several questions you may have as we plan to unite our companies.

About Insight

Q. What is Insight’s core business?

A. Insight is a global IT solutions provider, offering hardware, software, cloud and services solutions that help businesses run smarter. We are proudly redefining IT as Intelligent Technology Solutions™ for commercial and public sector businesses of all sizes, from small businesses to large corporate environments — connecting clients to a smarter way of doing business.

Q. What is Insight’s purpose? What are the company values?

A. In 2015, Insight refreshed its brand with a new logo and bold, differentiated colors, a powerful, uncomplicated purpose statement and simplified values that guide the way we conduct business and how we interact with clients, partners and teammates every single day.

•	Our purpose: We build meaningful connections to help businesses run smarter.

•	We connect clients to solutions, partners to clients, and teammates to opportunities. In doing so, we understand and solve clients’ real business problems through technology and provide the expertise that enhances business performance.

•	Our values: Hunger, Heart and Harmony

•	Hunger: Status quo? Not at Insight. Our insatiable desire to create new opportunities for our clients and our business is apparent in everything we do.

•	Heart: We seek to have a positive impact in the lives of the people we serve by always putting our clients, partners and teammates first.

•	Harmony: We are many teammates on one global team. We invite perspective, and we consistently celebrate each other’s unique contributions as we work together to bring the best solutions for our clients.

Q. What is Insight’s company history?

A. Our company was founded by brothers Tim and Eric Crown in 1988, using a cash advance from a credit card to get started. Insight has grown from a two-person operation in the Crown brothers’ garage to become a global technology leader with nearly 6,000 teammates worldwide. Insight has ranked in the Fortune 500 for eight of the past nine years. Our stock (NSIT) is traded on the NASDAQ Stock Exchange; we recently celebrated 20 years of being listed on the NASDAQ. The growth Insight has experienced in its 27-year existence has been primarily organic. We have also grown through successful strategic acquisitions, including companies like Comark, Software Spectrum, Inmac, Calence, Minx, Ensynch, BlueMetal, and now, Datalink.

Q. Where are the company offices located?

A. Insight has a global footprint with 23 offices across North America, 16 offices in Europe and 10 offices in Asia and the Pacific.

Q. How big is Insight’s services business, and what are its focus areas?

A. Insight’s North America services business recognized revenue of $277 million over the past year. Our 1,400 dedicated services teammates help our clients transform their businesses with solutions to impact customer engagement, workforce enablement, infrastructure optimization and operational excellence. Insight brings services expertise in cloud, mobility, networking and collaboration. Datalink’s deep data center capabilities will be highly complementary.

Q. Can you tell me more about Insight’s e-commerce platform?

A. Any size. Any purchasing model. Any need! Insight.com helps clients control and simplify procurement by aligning our solutions with our clients’ business processes. Whether a client’s needs are simple or they’re seeking a highly integrated B2B Enterprise Resource Planning (ERP) procurement solution, Insight can provide custom configuration to accommodate the way they do business.

By leveraging Insight’s vast catalog of products and enabling customizable tools available on insight.com, clients can confidently extend purchasing options within their organization while maintaining standards. Creating multiple experiences of catalogs, clients can easily assign buyers to the right products and experiences, and then leverage approval routing that aligns with their organization’s business processes. A client’s catalogs, pricing and products can all be customized based on the organization’s unique requirements.

Q. Where can I go for resources or to learn more about Insight?

A. Our website is a great place to learn about company initiatives and news stories.

About the Transaction

Q. Why Datalink?

A. Datalink’s data center sales platform and expertise, strong technical competencies and services organization, its broad geographic representation and diverse client base is very complementary to Insight’s core business and emerging data center and services offerings. Insight appreciates and recognizes the complexity in building next-generation IT solutions for the enterprise marketplace and recognizes Datalink’s success in this segment.

Q. Why did Datalink agree to the acquisition?

A. Datalink’s Board of Directors and executive management team felt this transaction was in the best interest of the shareholders, employees and clients. As the IT market continues to evolve, the ability to provide global solutions and align with our clients’ future operational demands broader capabilities and reach, and this is that next logical transition.

Q. When will the transaction close?

A. We believe the transaction will close in the first quarter of 2017, subject to regulatory approvals and closing conditions. Please refer to the press release [insert link] for further information.

Q. What if shareholders oppose this transaction?

A. We believe that shareholders will realize that this transaction maximizes shareholder value and we anticipate they will support the transition.

Q. Can you give more detail on what we should expect next?

A. Until the acquisition’s close, which we expect to be in the first quarter of 2017, Insight and Datalink will continue to operate separately and in the ordinary course, conducting business and competing in the marketplace as usual. Post close, we will begin integrating processes, systems, organizational structures and cultures. We understand this integration item is critical to all of you, and it will be our top priority to assess and build a process map to determine the appropriate timetables. We will provide updated information as we work together to design and finalize this plan and timeline.

Leadership for both organizations will play an active and important role in determining the best way bring our two organizations together and the timetable to do that. Our intent will be to preserve, protect and develop the best of both organizations in this process.

We have a lot of similarities in our respective cultures, and as you learn more about Insight, our purpose and values, we think you’ll agree. We’ll share how our culture has evolved and how it drives what we do every day.

Please stay focused on your clients and job accountabilities in order to close a strong Q4 2016.

Datalink Organization and Integration

Q. What happens to the current Datalink executive management team?

A. Shawn O’Grady will continue to run the Datalink enterprise data center field business. Paul Lidsky will support the ongoing integration through Q1 2017. Patty Hamm and Greg Barnum will be exiting the business, but will support all efforts through closing.

Q. Will there be changes to any current office locations?

A. Our IT team will be working to update infrastructure to support teammates in all locations, and our facilities team will assess office space utilization and effectiveness. We will keep teammates posted, as there may be opportunity to combine local offices in a few cases after the transaction closes.

Q. What happens to the Minneapolis Headquarters Office?

A. Nothing. We will continue to operate the Minneapolis office as one of our regional offices. Insight also has an office in Minneapolis; after the transaction closes, we will evaluate if and how to integrate the two offices.

Q. What will happen to Datalink name and brand?

A. Insight will work with Datalink leadership to execute a thoughtful and intentional brand and culture integration plan. This will allow us to guide all of our clients and partners through the transition, ensuring that there is no confusion, introducing Datalink’s clients to Insight, and Insight’s clients to Datalink in an orchestrated fashion. During this time, we’ll refer to Datalink as an Insight Company.

Q. Will I be required to relocate?

A. No. We have teammates all over the globe, so you may stay where you are. However, Insight’s footprint allows for significant teammate development across the globe, and certainly throughout the U.S. If you are open to relocating, more opportunities may present themselves over the course of your career with Insight.

Q. Who is involved in the efforts to align organizations?

A. After the closing of the transaction, there will be a team comprised of Datalink and Insight leadership and teammates leading the efforts of our two teams joining forces.

Q. What is the timing for full integration of the two companies?

A. Many processes will remain unchanged through mid-year 2017, but we’ll begin planning for changes immediately, and will phase them in as appropriate. Our target is to have the integration of processes and systems completed as early as possible, certainly within calendar year 2017, with detailed plans to be developed soon.

We will be working towards thoughtful and intentional integration of both our organizations and our cultures, and leadership from both Insight and Datalink will play a key role in this.

Q. Will I report to a new boss?

A. We will be developing the organizational structure on day 1 following the close of the transaction, and for the large majority of Datalink teammates, there will not be a change in reporting structure. Shawn O’Grady will retain day to day responsibility for the Sales, Services, and Support organizations of Datalink. Paul Lidsky will remain onboard to support and guide the transition through Q1 2017. As we develop our systems and process integration plans, we will have a clearer idea on any changes to reporting structure in these areas, and we will communicate promptly with all of you.

Q. Will I receive an offer letter from Insight? Will any change be made to my title or compensation?

A. We are currently working on offer letter logistics; but whether or not there is a formal offer letter, we do not anticipate any material changes to compensation in 2017, and Datalink benefits and compensation plans will remain intact through 2017.

Q. Will I keep my seniority as a Datalink teammate?

A. Yes, you will keep your seniority based on your original date of employment with Datalink. This seniority date impacts vacation allocation, 401(k) vesting and service recognition.

Q. Will I have a job with Insight?

A. We value Datalink’s exceptional set of data center sales and technical capabilities, its services offerings and the talented people behind it all. We believe these offerings will add deep dimension to the offerings Insight provides to our clients. We believe this relationship provides tremendous scale for Insight. That said, this acquisition is different than most we are accustomed to, in that both companies are public companies. Because of these different circumstances, there is a much more rigorous closing process, and we are required to operate separately and independently until closing. We understand that you need to know more than we are able to provide today. We, too, wish we could provide more information. Rest assured, following the closing, we will have more information in your hands right away.

Q. How will you keep us updated on integration activities?

A. You will receive updates from us as we reach key milestones. We understand that all of this is very uncertain for you, and we are committed to sharing everything we can as soon as reasonably possible.

About Our Customers

Q. When and how will our current clients be notified of the transition?

A. The companies will continue to operate separately until the closing. Insight and Datalink executive management teams will communicate with clients about the transaction in a coordinated, comprehensive and organized fashion following the announcement. A formal communication plan will be rolled out.

Q. Who are the key clients of Insight? Any overlap with Datalink?

A. We will not be sharing client data or having conversations with each other about our client base. Until the closing of the transaction, we are competitors.

Q. If my clients ask about Insight, what should I say?

A. You may tell your clients that Insight and Datalink have entered into a definitive agreement whereby Insight will be acquiring Datalink. Please refer your clients to the press release [insert link].

Q. You said Insight is global. Will I be able to support my client’s businesses outside the U.S. once the transaction closes?

A. We have a team of specialists focused on Global business development and engagement. For Global, because every client situation is unique, and partner programs and support are diverse, we would leverage these teams to assess the requirements and determine the appropriate next steps.

Benefits

Q. Will benefits change? If so, when?

A. We expect to maintain Datalink’s benefit plans (e.g. healthcare, dental, etc.) through 2017. After that, we expect Datalink’s employees will be integrated into Insight’s plans effective January 1, 2018. More information to come throughout 2017. We are planning to bring Datalink employees into the Insight 401(k) Plan as soon as possible after close, as we have determined that the Insight vendor is a stronger retirement provider for Datalink employees (Insight is with Fidelity).

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached email communication was sent to partners of Insight Enterprises, Inc. on November 7, 2016.

Joining forces to offer exceptional data center solutions

Learn | Solve | Buy | Manage

[Partner],

I’m excited to share that Insight announced today plans to acquire Minneapolis-based Datalink, a national data center services and solutions provider. Datalink is a publicly traded company with annual revenues of approximately $771 million. It has a stellar reputation, a solid track record of performance, strong leadership and sales teams, along with architecture and consulting expertise, and a progressive culture that aligns with Insight’s purpose to make meaningful connections to help businesses run smarter. The closing is expected in the first quarter of 2017 (subject to regulatory approvals and closing conditions).

This merger will bring Insight’s 6,000 global teammates together with Datalink’s 575 employees. The intention is to keep Datalink generally intact and to leverage its highly successful data center sales and solutions platform. Datalink’s comprehensive technology, operations and services practices, in combination with Insight’s strong applications, consulting, technical and managed services solutions, gives the joint company one of the most complete services offerings and deepest talent pools in the IT market.

Insight and Datalink share many of the same solid relationships with you, our partners. The union of our two strong companies has the potential to create tremendous opportunities for you as we further increase our global client reach.

Insight continues to evaluate acquisitions to strengthen our business as a purveyor of Intelligent Technology Solutions™ that help businesses run smarter. Your partnership is important to us, and we are committed to continuing to expand our capabilities to enhance the business outcomes of our joint client relationships.

Thank you for your continued support of Insight’s initiatives.

Best,

Ken Lamneck, CEO	Steve Dodenhoff President, Insight U.S.

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached email communication was sent to clients of Insight Enterprises, Inc. on November 7, 2016.

Joining forces to offer exceptional data center solutions

Learn | Solve | Buy | Manage

[Client],

I’m excited to share this news with you as a valued client. Insight has entered into a definitive agreement to acquire Datalink, a Minneapolis-based leading provider of data center solutions and related consulting, managed and professional services. Datalink is a publicly traded company with annual revenues of approximately $771 million.

Insight’s strong heritage in software, hardware and professional services has enabled us to provide Intelligent Technology Solutions™ to support our clients through the entire IT lifecycle. And, as we look toward the horizon of IT and its impact on business outcomes, the data center has become a cornerstone of strategic investments across all enterprises. This is just one of the many compelling reasons we feel there is so much potential in this relationship.

For those of you leveraging Insight’s unique capabilities in the data center today, you can count on us to bring even more to the conversation. For all of our clients, the addition of Datalink, and its extensive data center technology, operations and services platform, will create one of the most comprehensive service offerings available in the IT market.

Together, Insight and Datalink will be able to offer an even broader portfolio of solutions to help connect our clients to a smarter way of doing business.

There’s a lot to look forward to with this combination, though it’s important to emphasize we are just at the beginning point. We look forward to providing much more information about the relationship in the future.

We anticipate this deal will close in the first quarter of 2017 (subject to regulatory approvals and closing conditions). Throughout this process, Insight and Datalink will continue to operate in the ordinary course, and we will work with our respective clients without any changes — from your perspective, it will be “business as usual.” Your Insight representatives will remain the same, and all work will proceed without modification or interruption.

There will be much more to share about the capabilities we’ll be able to provide to help businesses run smarter when the transaction closes.

On behalf of Insight, we’re grateful for our meaningful connection with you and look forward to the opportunity to help businesses globally connect to a smarter way of doing business and meeting their IT transformation goals in partnership with Datalink.

Steve Dodenhoff

President, Insight U.S.

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached joint communication was sent to employees of Insight Enterprises, Inc. and Datalink Corporation on November 7, 2016.

Insight announces definitive agreement to acquire Datalink

Article I. An Important Announcement from Ken Lamneck, CEO of Insight and Paul Lidsky, CEO of Datalink

Today we are very excited to announce that Insight and Datalink will join forces to offer exceptional data center solutions with one of the most well-rounded services organizations and deepest portfolio of offerings in the marketplace. Watch the complete announcement for more details.

This is an incredibly exciting and promising opportunity for our companies to achieve a powerful position in the industry together. Why?

•	Datalink’s enterprise data center platform and expertise, broad geographic representation and diverse client base will provide significant scale to Insight’s current data center and services business.

•	Insight has a strong global presence, which significantly enhances the client experience of global organizations.

•	Insight and Datalink both have stellar reputations, solid financial performance, and strong leadership and sales teams, and Datalink’s progressive culture aligns well with Insight’s purpose to make meaningful connections to help businesses run smarter.

•	Insight has a broad offering of managed and technical services provided by a highly skilled services delivery team in the U.S., a strong foundation of hybrid and public cloud expertise, and a growing application development offering.

•	Datalink’s services offerings are additive to Insight’s current expertise and will grow our North America services scale by more than 75%. Datalink’s strong professional, consulting, managed and OneCallSM support services are a tremendous addition to the Insight services capabilities.

•	Insight and Datalink share many of the same strong partner relationships, including those with Cisco, NetApp, Veritas, VMware, EMC and Palo Alto Networks.

•	Insight has an industry-leading IT platform and tools, digital marketing engine, website and e-commerce functionality that offer not only a unique B2B client experience, but also will be attractive to partners in our joint go-to-market efforts.

•	Datalink’s client base of 2,000 customers will be additive to Insight’s, giving Datalink clients access to a broad set of services and solutions throughout the entire IT lifecycle, and giving Insight clients added expertise in IT strategy and the data center.

This union will bring Insight’s 6,000 global teammates together with Datalink’s 575. The intention is to bring Datalink into Insight generally intact and to leverage Datalink’s highly successful enterprise data center platform. We will be uniting Datalink’s services practices with Insight’s, giving us a well-rounded and comprehensive services offering and even more depth of talent in the channel.

Finally, we would have liked to share this news with all of you before informing the marketplace, but as two publicly traded companies, such communications are highly regulated.

Over the next few days, you will be learning much more about what this means for both of our organizations through a number of meetings, communications and 1:1 discussions. Planning work to bring our two organizations together for success will begin at once, and we know each of you will do your part to make this a success.

Sincerely,

Ken Lamneck	Paul Lidsky

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached communication was sent to employees of Insight Enterprises, Inc. on November 7, 2016.

Expectations through integration

By now, you’ve likely read the exciting news about Insight and Datalink joining forces to deliver best-in-class data center solutions and one of the most well-rounded services offerings in the channel.

The closing of the merger to unite our two companies is expected in the first quarter of 2017. Because of the complexities of this kind of transaction, there are some very specific rules that govern our conduct and communications.

It is critical that we are each accountable to the following practices for communication:

•	During this process, both businesses must operate in the ordinary course. This means Insight and Datalink will continue to operate completely separately.

•	Do not reach out or contact Datalink teammates during this period for any reason.

•	Do not schedule preliminary introductory meetings or “meet and greets.”

•	If you are currently competing with Datalink in a deal, continue to compete as normal and do not share competitive information.

•	If you receive LinkedIn or other social media requests for a new connection at Datalink, that is acceptable, but avoid email exchange in LinkedIn or by other means on any social platform until we have completed the acquisition.

•	Please wait to initiate social media connections with Datalink teammates until we have completed the acquisition.

Senior leadership from Insight will proactively work to communicate with you and your leadership if and when there will be opportunities to connect. At this point, we ask all teammates to avoid any interaction that is not normal course so that we can ensure the formal proceedings of this new relationship are not impacted by any unplanned or prohibited engagement from our organization.

Thank you for taking this guidance seriously. We must adhere strictly to the rules governing this process, while we also endeavor to be transparent with our teammates about the forthcoming events.

Sincerely,

Steve Dodenhoff, President, Insight U.S.

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.

Explanatory Note

The attached Facebook.com social media post was made by the Insight Enterprises, Inc. Facebook account on November 7, 2016.

Insight Enterprises, Inc.

Insight has entered into a definitive agreement to acquire Minneapolis-based Datalink.

https://www.insight.com/…/media-center/datalink-merger-anno…

Rule 14a-12 Legends

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Datalink’s operations into those of Insight; such integration may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink and/or Insight may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s and Insight’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s and Insight’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, neither Insight nor Datalink undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the transaction, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers, and Insight and its directors and officers, may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction. Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2016.